Exhibit 99.1

etrials WORLDWIDE, INC.
2008 EXECUTIVE INCENTIVE BONUS PLAN

1.             Purpose; Definitions.

1.1           Purpose.  The purpose of the etrials Worldwide, Inc. 2008 Incentive Bonus Plan is to enable the Company to offer to its employees and officers, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to earn cash awards and to acquire a proprietary interest in the Company through awards of restricted stock or stock options.

1.2           Definitions.  For purposes of the Plan, the following terms will have the meanings set forth below:

(a)           “Agreement” means the agreement between the Company and the Participant, including any amendment thereto or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)           “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof.  If no Committee is so designated, then all references in this Plan to “Committee” will mean the Board.

(e)           “Common Stock” means the Common Stock of the Company, $0.0001 par value per share.

(f)           “Company” means etrials Worldwide, Inc., a corporation organized under the laws of the State of Delaware.

(g)           “Effective Date” means March 4, 2008, which was the date the Board approved this Plan.

(h)           “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq Global Market, Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq Global Market, Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee determines in good faith.

(i)            “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(j)           “Participant” means a person who has received an award under the Plan.

(k)           “Plan” means this etrials Worldwide, Inc. 2008 Incentive Bonus Plan, as hereafter amended from time to time.

(l)            "Performance Equity Plan" shall mean the etrials Worldwide Inc. 2005 Performance Equity Plan, as hereafter amended from time to time.

(m)           “Restricted Stock” means Common Stock received under an award made pursuant to Section 3 below, that is subject to restrictions under said Section 7.

(n)           "Stock Option" or "Option" mean any option or right to acquire shares of Common Stock which is granted under this Plan.

(o)            “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(p)           “Vest” means to obtain ownership rights in an award that cease to be subject to a risk of forfeiture under the terms of an award or evidenced by an Agreement.

2.             Administration.

2.1           Committee Membership.  The Plan will be administered by the Board or a Committee. Committee members will serve for such term as the Board may in each case determine, and are subject to removal at any time by the Board.  The Committee members, to the extent possible and deemed to be appropriate by the Board, will be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2           Powers of Committee.  The Committee has full authority to award, pursuant to the terms of the Plan:  (i) cash, or (ii) Restricted Stock or (iii) Stock Options or any other securities of the Company issuable under the Performance Equity Plan of the Company. For purposes of illustration and not of limitation, the Committee has the authority (subject to the express provisions of this Plan):

(a)           to select the officers and employees of the Company or any Subsidiary to whom Awards may from time to time be awarded hereunder.

(b)           to determine the terms and conditions, not inconsistent with the terms of the Plan and the Performance Equity Plan, of any award granted hereunder (including, but not limited to, amounts of cash, number of shares, share price or types of consideration paid for shares, including other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee may determine);

(c)           to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)           to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e)           to substitute new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(f)           to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments.

2.3           Interpretation of Plan.

(a)           Committee Authority.  Subject to Section 5 below, the Committee has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it from time to time deems advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.  Subject to Section 5 below, all decisions made by the Committee pursuant to the provisions of the Plan will be made in the Committee’s sole discretion and will be final and binding upon all persons, including the Company, its Subsidiaries and Participants.

3.             Stock Issuable Pursuant to Plan.

3.1           Sources of Shares.  The shares of Common Stock issuable pursuant to this Plan shall be taken from the number of shares reserved and available for issuance under the Performance Equity Plan of the Company or such other source as is consistent with the rules and regulations of NASDAQ or any other exchange or other market on which shares of the Company are listed, quoted or traded or applicable laws, rules or regulations (collectively "Regulations"), unless the stockholders of the Company approve another plan consistent with the Regulations or an exemption from the Regulations permits the issuance of shares of Common Stock not approved by the stockholders of the Company.  In no event shall the Company issue any shares of Common Stock under this Plan, if the issuance of such shares would be in violation of any Regulations and any such purported issuance shall be null and void.  Any Participant receiving an award or shares in violation of this provision shall by participation in this Plan and receipt of grants under this Plan, be deemed to have agreed to cancellation of such shares by the Company at the sole and exclusive option of the Company in return for repayment by the Company to Participant of the price paid by Participant for such shares.  Except for repayment of such repurchase price, the Company shall have no liability to Participant on account of such issuance and repurchase.

3.2           Incorporation of Performance Equity Plan.  Unless otherwise specifically stated in the award of any shares under this Plan, all shares and awards under this Plan are subject to the Company's Performance Equity Plan and all terms and conditions of the Company's Performance Equity Plan are hereby incorporated into any award of shares under this Plan.  Any Participant receiving an award or shares in violation of this provision shall by participation in this Plan and receipt of grants under this Plan, be deemed to have agreed to all terms and conditions in this Plan and the Company's Performance Equity Plan.

4.             Eligibility.

Awards may be made or granted to employees and officers who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company.  Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award will vest prior to the date the person first performs such services.

5.             Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but except as provided in Section 3.1  or Section 7.5 of this Plan, no amendment, alteration, suspension or discontinuance will be made that would impair the rights of a Participant under any Agreement theretofore entered into hereunder, without the Participant’s consent.

6.             Term of Plan.

6.1           Effective Date.  The Plan is effective as of March 4, 2008.

6.2           Termination Date.  Unless terminated by the Board, this Plan will continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

7.            General Provisions.

7.1           Written Agreements.  Each award granted under the Plan will be confirmed by, and is subject to the terms of, the Agreement executed by the Company and the Participant, or such other document as may be determined by the Committee, including any amendments thereto.  The Committee may terminate any award made under the Plan, if the Agreement relating thereto is not executed and returned to the Company within ten days after the Agreement has been delivered to the Participant for his or her execution.

7.2           Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company.

7.3           Employees.

(a)           Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Participant’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Participant either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Participant or any business with which the Participant becomes affiliated or to which the Participant renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Participant and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any award (profit) that was realized or obtained by such Participant at any time during the period beginning on the date that is six months prior to the date such Participant’s employment with the Company is terminated.

(b)           Termination for Cause.  The Committee may, if a Participant’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any award (profit) that was realized or obtained by such Participant at any time during the period beginning on that date that is six months prior to the date such Participant’s employment with the Company is terminated.

(c)           No Right of Employment.  Nothing contained in the Plan or in any award hereunder will be deemed to confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor will it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Participant who is an employee at any time.

(d)           Termination of Service.  In the event of Termination of Service of a Participant prior to the end of any measurement period for any condition to vesting for any award, the Participant shall lose all rights to such nonvested award, unless an award Agreement specifically confers rights to the Participant based on the period of service prior to Termination of Service.

7.4           Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock or other securities pursuant to an award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment without a view to distribution thereof.  Each person acquiring shares of Common Stock or other securities under the Plan will be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

7.5           Additional Incentive Arrangements.  Nothing contained in the Plan will prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the awarding of Common Stock, Stock Options, other securities and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

7.6           Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan will be conditioned upon such payment or arrangements and the Company or the Participant’s employer (if not the Company) will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Subsidiary.

7.7           Governing Law.  The Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

7.8           Other Benefit Plans.  Any award granted under the Plan will not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and will not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

7.9           Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void.

7.10           Applicable Laws.  The obligations of the Company with respect to all Stock awards under the Plan are subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange or other market on which the Common Stock or other securities of the Company may be listed or granted.

7.11           Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions will be deemed inoperative to the extent they so conflict with such requirements.  Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision will be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein.  If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions will be deemed inoperative to the extent they so conflict with the requirements of the Plan.  Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision will be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

7.12           Certain Awards Deferring or Accelerating the Receipt of Compensation.  To the extent applicable, all awards granted under the Plan are intended to comply with Section 409A of the Code, which relates to deferred compensation under nonqualified deferred compensation plans.  The Committee, in administering the Plan, intends to restrict provisions of any awards which may constitute deferred receipt of compensation subject to Section 409A requirements, to those consistent with this section.  The Company shall have no liability to any Participant or account of any liability of any Participant under Section 409A.  The Board may amend the Plan to comply with Section 409A of the Internal Revenue Code in the future. To the extent determined by the Board, such amendment shall be binding on all Participants with respect to awards made both before and after the amendment.

7.13           Non-Registered Stock.  If the shares of Common Stock or other securities to be distributed under this Plan have not been, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws, the Company has no obligation to any Participant to register the Common Stock or other securities or to assist the Participant in obtaining an exemption from the various registration requirements, or to list the Common Stock or other securities on a national securities exchange or any other trading or quotation system, including the Nasdaq Global Market, Nasdaq National Market and Nasdaq Small Cap Market.